MFS(R) VARIABLE INSURANCE TRUST:

                                   BOND SERIES

                      Supplement to the Current Prospectus


The Board of Trustees of the MFS Variable Insurance Trust (the "Trust"), has approved a change to the name and investment objective (and related investment strategies) for the Bond Series, a series of the Trust (the "Series"). Effective May 1, 2005, the Series' name will change to MFS Variable Insurance Trust - Research Bond Series. The current investment objective of the Series is "to seek a high a level of current income as is consistent with prudent risk, with a secondary objective to protect shareholders' capital." Effective May 1, 2005 in connection with its name change, the Series' investment objective will be to "seek to provide total return (high current income and long-term growth of capital)."

Currently, the Series seeks to achieve its investment objective by investing at least 80% of its net assets, under normal market conditions, in fixed-income securities, including corporate bonds, U.S. Government securities, and mortgage-backed and asset-backed securities. The Series may also invest in lower-rated corporate bonds (although it focuses on investment grade bonds), foreign (including emerging market) securities and derivatives. Effective May, 1, 2005, MFS expects that the Series' investment strategies and risks will be similar to the Series' current investment strategies.

The Series is currently managed by William J. Adams. Effective May 1, 2005, the Series will be managed by a team of MFS research analysts under the general supervision of Michael Roberge, the Director of Fixed-Income Research and Senior Vice President of MFS. Mr. Roberge has been employed in the investment management area of MFS since 1996.

Effective May 1, 2005, it is expected that the "Net Expenses" of the Series (reflecting applicable expense waivers through April 30, 2006) would be 0.70% for Initial Class Shares and 0.95% for Service Class shares. In each case, this net expense ratio would be 0.05% lower than the Series' current "Net Expenses". These fees do not take into account the fees and expenses imposed by insurance companies through which your investment in the Series may be made.

A full description of the Series' new objective and strategies will be included in the Trust's prospectus scheduled to be updated on May 1, 2005.


                The Date of this Supplement is February 23, 2005.